UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2013

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Avenue, Parris Building 34, Navy Yard Plaza Boston, MA		02129
(Address of Principal Executive Offices)		(Zip Code)

(617) 259-1970

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement.

On October 23, 2013, ZIOPHARM Oncology, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters listed in Schedule I thereto (the “Underwriters”), relating to an underwritten public offering of 14,300,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share. All of the Shares were sold by the Company. The price to the public was $3.50 per share, and the Underwriters agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a purchase price of $3.29 per share. Under the terms of the Underwriting Agreement, the Company also granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 2,145,000 shares of common stock at a purchase price of $3.29 per share, and the Underwriters elected to exercise such option in full. The net proceeds to the Company, including proceeds from the purchase of the additional shares of common stock, are expected to be approximately $53.8 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

The offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-177793), which was filed with the Securities and Exchange Commission on November 7, 2011 and declared effective by the Securities and Exchange Commission on November 16, 2011. A prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission. The closing of the offering took place on October 29, 2013.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the Shares in the offering is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 23, 2013 between ZIOPHARM Oncology, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM Oncology, Inc.

	By:	/s/ Caesar Belbel
Date: October 29, 2013		Name: Caesar Belbel
Title: Executive Vice President, Chief Legal Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 23, 2013 between ZIOPHARM Oncology, Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included as part of Exhibit 5.1)